Warrants Presented at Fair Value	12 Months Ended
Dec. 31, 2016
Warrants Presented at Fair Value [Abstract]
WARRANTS PRESENTED AT FAIR VALUE
NOTE 10:-	WARRANTS PRESENTED AT FAIR VALUE

The warrants issued in the November 2014 Private Placement to the new investors and the Series 2 lenders (as discussed in Note 9a), may be redeemed by their holders, without the control of the Company, upon the occurrence of certain Fundamental Transactions defined in the warrant agreement, mainly transactions involving a change in control of the Company, consolidation or merger with or into another entity; sale of all or substantially all of its assets, sale of 50% of its shares, etc. The warrants redemption price shall be a cash amount equal to the Black-Scholes value thereof, determined as of the day immediately following the public announcement of the applicable Fundamental Transaction, or, if the Fundamental Transaction is not publicly announced, the date the Fundamental Transaction is consummated. The warrants may be exercisable on a cashless basis at any time including if the Company fails to comply with its registration obligations. The exercise price and the number of warrant shares will be subject to adjustment upon the occurrence of certain events, including stock dividends, stock splits, combinations and reclassifications of the Company’s capital stock. In accordance with ASC 480 the warrants were classified as liability.

The Company’s outstanding warrants classified as a liability as of December 31, 2016 are as follows:

Outstanding	Exercise price		Exercisable through	Fair value

1,016,668	$1.5		2019	$426,481	Refer to Note 9a
743,372	$1.5		2019	311,837	Refer to Note 6a
120,000	$0.92	(*)	(**)	61,200	Refer to Note 9f
296,813	$1.5		2020	135,762	Refer to Note 9a
374,001	$1.5		2021	182,041	Refer to Note 9a

2,550,854				$1,117,321

(*)       Subject to changes as describe in the agreement.

(**)     M&A or qualified IPO as described in the agreement.